Exhibit 99.2
Earnings Presentation Quarter Ended March 31, 2023 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock)

1 References in this presentation to “WHF”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID-19 pandemic and its effects on the Company’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s investment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC. Important Information and Forward Looking Statements

2 WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”): Equity Ticker: NASDAQ: WHF Market Cap: $260.3MM(1) NAV / Share: $14.20 Portfolio Fair Value: $749.2MM Current Dividend Yield: 12.7%(1)(2); consistent quarterly dividends of $0.355 per share since 2012 IPO (1) Based on May 8, 2023 share price of $11.20. (2) Based on LTM dividend rate, excluding special dividends, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”)

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31st, of each respective year presented, unless otherwise noted. (1) Based on total capital commitments managed by H.I.G. Capital and affiliates. (2) Based on fair value. Does not include investments in STRS JV. Source: Company filings  WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012  WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $55Bn of capital under management(1)  Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MM  Diversified investment portfolio totaling $749.2MM as of March 31, 2023  Investments across 116 positions in 70 portfolio companies as of March 31, 2023 − Average Investment Size(2): $5.7MM (Average Debt Investment Size(2): $7.2MM) − Largest Portfolio Company Investment(2): $22.5MM  Invested $2,487MM in 215 transactions since December 2012 IPO  The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and second lien term loans. $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $819.2 $760.2 $749.2 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.30 $14.20 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.25 $11.79 $13.35 $14.82 $15.24 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $29.12 $29.44 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Net asset value Cumulative dividends paid (including special dividends)

4 Overview of WhiteHorse Finance, Inc. (continued) Note: As of March 31, 2023, unless otherwise noted. (1) Reflects life-to-date since IPO and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind. (2) Across 114 investments. Does not include investments in STRS JV. (3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of March 31, 2023, is 12.6%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Measured at origination based on borrower reporting and WHF’s target underwriting leverage. Does not include investments in STRS JV. (5) Based on fair value. Does not include the Company’s investments in STRS JV.  Generate attractive risk-adjusted return in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital  Differentiated proprietary deal flow from over 65 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries  Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility  10-person investment committee with more than 250 years of industry experience  Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM Summary Stats: Invested Capital since IPO: $2,487MM(1) Number of Investments Made: ~215(1) Average Investment Size: ~$5.7MM(2) All-in Yield: 13.2%(3) Net Debt / EBITDA of Current Portfolio Companies: ~4.0x(4) Secured Debt as a % of Total Debt: ~100%(5) Investment Strategy

5 Summary of Quarterly Results Fiscal Quarter Highlights  Total investments at fair value decreased to $749.2 million in Q1 2023 as compared with $760.2 million in Q4 2022.  The Company made investments in three new portfolio companies for gross deployments of $18.8 million and made add-on investments totaling $15.3 million.  The Company transferred seven investments to the STRS JV totaling $25.9 million. The Company received additional dispositions and principal repayments of $19.3 million.  The weighted average effective yield on income-producing investments at the end of Q1 2023 was approximately 13.2% as compared with approximately 12.6% at the end of the prior quarter.  Q1 Net Investment Income (“NII”) was $10.7 million, or $0.461 per share, which compares with Q4 NII of $11.1 million, or $0.476 per share.  Q1 Core NII(1) was $10.7 million, or $0.461 per share, compared with the quarterly distribution of $0.355 per share. This compares with Q4 Core NII of $11.1 million, or $0.476 per share.  Net realized and unrealized losses on investments and foreign currency transactions for Q1 2023 were $3.2 million primarily driven by unrealized losses from market related markdowns across the portfolio.  NAV per share at the end of Q1 2023 was $14.20 per share compared with $14.30 per share from Q4 2022.  Gross leverage levels decreased during the quarter to 1.30x from 1.34x at the end of Q4 2022. Cash on-hand at the end of Q1 2023 was $22.2 million resulting in net leverage of 1.23x as compared with 1.26x at the end of Q4 2022.  As of March 31, 2023, STRS JV had total assets of $324.6 million. The Company’s return on its investment in STRS JV at the end of Q1 2023 was 16.1%(2). (1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. (2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.

6 Quarterly Operating Highlights Note: Numbers may not foot due to rounding. (1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings Unaudited Quarterly Financials Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 (USD in MM, except per share data) Total Investment Income(1) $ 18.5 $ 20.0 $ 20.0 $ 21.6 $ 25.9 $ 26.2 Expenses Interest Expense 5.1 4.8 4.9 5.6 6.6 7.5 Base Management Fees 3.8 4.0 3.9 3.9 3.9 3.7 Performance-based Incentive Fees 0.8 1.4 1.8 1.0 2.8 2.7 Other Expenses 1.3 1.3 1.5 1.3 1.5 1.6 Total Expenses 11.0 11.5 12.1 11.8 14.8 15.5 Net Investment Income $ 7.5 $ 8.5 $ 7.9 $ 9.8 $ 11.1 $ 10.7 Net Realized and Unrealized Gain / (Loss) (4.3) (2.8) (0.5) (5.9) (12.3) (3.2) Net Increase in Net Assets from Operations $ 3.2 $ 5.7 $ 7.4 $ 3.9 $ (1.2) $ 7.5 Per Share Net Investment Income (NII) $ 0.33 $ 0.37 $ 0.34 $ 0.4 2 $ 0.48 $ 0.4 6 Core NII(2) $ 0.32 $ 0.34 $ 0.33 $ 0.37 $ 0.48 $ 0.4 6 Net Realized and Unrealized Gain / (Loss) $ (0.19) $ (0.12) $ (0.02) $ (0.25) $ (0.53) $ (0.14) Earnings $ 0.14 $ 0.2 5 $ 0.32 $ 0.17 $ (0.05) $ 0.32 Dividends Declared $ 0.35 5 $ 0.35 5 $ 0.35 5 $ 0.35 5 $ 0.35 5 $ 0.35 5 Special Dividends Declared $ 0.13 5 $ - $ - $ - $ 0.050 $ 0.070 Core NII Dividend Coverage 91% 97% 94% 105% 134% 130%

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Fundings, exits and repayments may include cash flows on revolver investments as well as non-cash transactions (e.g., PIK, equity issuances). Unaudited Quarterly Financials Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 (USD in MM, except per share data) Assets Investments at Fair Value $ 819.2 $ 800.4 $ 766.5 $ 764.6 $ 760.2 $ 749.2 Cash and Equivalents(1) 22.5 21.3 18.6 19.3 26.3 22.2 Other Assets 9.3 17.1 14.5 12.8 10.0 9.6 Total Assets $ 851.0 $ 838.8 $ 799.6 $ 796.7 $ 796.5 $ 781.0 Liabilities Debt (net of issuance costs) 476.0 467.9 423.2 431.0 440.4 423.7 Other Liabilities 25.2 23.0 29.0 22.7 23.7 27.3 Total Liabilities $ 501.2 $ 490.9 $ 452.2 $ 453.7 $ 464.1 $ 451.0 Total Net Assets $ 349.8 $ 347.9 $ 347.4 $ 343.0 $ 332.4 $ 330.0 Total Liabilities and Net Assets $ 851.0 $ 838.8 $ 799.6 $ 796.7 $ 796.5 $ 781.0 Net Asset Value per Share $ 15.1 0 $ 14.9 9 $ 14.9 5 $ 14.7 6 $ 14.3 0 $ 14.2 0 Leverage Ratio(2) 1.38x 1.36x 1.23x 1.27x 1.34x 1.30x Net Leverage Ratio(3) 1.31 x 1.30x 1.18x 1.22x 1.26x 1.23x Gross Fundings (4) 215.4 103. 6 66.9 53.3 56.3 37.3 Exits and Repayments (4) (80.3) (121.0) (101.2) (49.6) (51.3) (48.2) Net Fundings/(Repayments) $ 135.1 $ (17.4) $ (34.3) $ 3. 7 $ 5. 0 $ (10.9)

Portfolio Highlights 8 Note: Not a guarantee of future performance or investment pace. (1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Weighted average effective yield for entire portfolio, including equities and investments in STRS JV. (5) Includes STRS JV Subordinated Note. Source: Company filings ($ in MM, except per share data) Portfolio Investment Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Total Fair Value of Investments $ 819.2 $ 800.4 $ 766.5 $ 764.6 $ 760.2 $ 749.2 Number of Portfolio Investments 127 111 105 107 115 116 Number of Portfolio Companies 76 68 68 68 72 70 Average Investment Size(1) $ 5.9 $ 6.4 $ 6.4 $ 6.3 $ 5.8 $ 5.7 Average Borrower Size(1) $ 9.9 $ 10.4 $ 9.9 $ 9.9 $ 9.3 $ 9.4 Average Debt Investment Size(1) $ 6.8 $ 7.7 $ 7.9 $ 7.7 $ 7.0 $ 7.2 Fair Value as a Percentage of Principal(1)(2) 96.5% 98.5% 97.6% 96.5% 95.6% 95.1% Total Portfolio Effective Yield(3) Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Weighted average effective yield on income-producing debt investments(1) 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% Weighted average effective yield on total portfolio(4) 9.0% 9.3% 9.9% 11.0% 12.2% 12.6% Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)(1) Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Percentage of fixed rate investments 0.4% 0.4% 0.4% 0.4% 0.4% 0.4% Percentage of floating rate investments 99.6% 99.6% 99.6% 99.6% 99.6% 99.6% Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)(1) Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Sponsor 66.9% 60.5% 59.8% 60.7% 62.3% 65.4% Non-Sponsor 33.1% 39.5% 40.2% 39.3% 37.7% 34.6% Total Portfolio Composition by Instrument Type (Fair Value) Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 First lien secured loans 85.1% 81.0% 80.3% 80.6% 81.3% 81.2% Second lien secured loans 2.9% 3.0% 2.9% 2.7% 2.7% 2.6% Subordinated debt 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% STRS JV 9.2% 12.6% 13.3% 13.3% 13.2% 13.4% Equity 2.8% 3.4% 3.5% 3.4% 2.8% 2.8% Investments on Non-Accrual Status (Debt Investments) Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Fair Value of Investments on Non-accrual Status $ 10.0 $ - $ - $ - $ - $ 2.7 Cost of Investments on Non-accrual Status $ 24.5 $ - $ - $ - $ - $ 3.7 % of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)(5) 1.3% 0.0% 0.0% 0.0% 0.0% 0.4% % of Investments on Non-accrual Status (Based on Cost of Debt Investments)(5) 3.1% 0.0% 0.0% 0.0% 0.0% 0.5%

Portfolio Trends Historical Portfolio Trends 9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non Accruals (Based on Fair Value of Debt Investments)(1) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Based on fair value of debt investments, including STRS JV Subordinated Note. 99.8% 99.9% 100.0% 100.0% 99.8% 99.6% 99.6% 99.6% 0.2% 0.1% 0.2% 0.4% 0.4% 0.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Floating Fixed 60% 52% 77% 81% 85% 85% 81% 81% 33% 39% 21% 11% 4% 3% 3% 3% 7% 9% 3% 3% 3% 3% 3% 3% 6% 7% 9% 13% 13% 2016 2017 2018 2019 2020 2021 2022 Q1 2023 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 32% 32% 44% 53% 58% 67% 62% 65% 68% 68% 56% 47% 42% 33% 38% 35% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Sponsor Non-Sponsor 3.9% 7.4% 3.3% 1.8% 2.5% 1.5% 1.3% 1.3% 0.0% 0.0% 0.0% 0.0% 0.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 % of Investments on Non-accrual

13.4% 3.0% 3.0% 2.8% 2.7% 2.3% 2.2% 2.2% 2.2% 2.1% 64.1% STRS JV Future Payment Technologies, L.P. ABB/Con-cise Optical Group LLC Sleep OpCo LLC Bulk Midco, LLC Arcstor Midco, LLC Telestream Holdings Corporation BBQ Buyer, LLC Empire Office, Inc. FGI Acquisition Corp. Other 10 Note: As of March 31, 2023, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) Borrower and Industry Diversity 5.6% 5.5% 4.5% 3.9% 3.8% 3.6% 3.6% 3.5% 3.4% 3.4% 3.4% 3.2% 52.6% Broadline Retail Application Software Office Services & Supplies Home Furnishings Building Products Specialized Consumer Services Health Care Services Data Processing & Outsourced Services Health Care Supplies Leisure Facilities Research & Consulting Services Cable & Satellite Other STRS JV ~100% of WHF loans are senior secured

Effective Yield & Dividend Coverage Debt Portfolio Effective Yield and Borrower Leverage(1) From IPO to March 31, 2023 11 Core NII(2) to Dividend Coverage(3) Note: Amounts may not foot due to rounding. (1) Portfolio leverage is based on investment leverage at inception. (2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com (3) Does not include special dividends. Source: Company filings Covered by $0.01 Covered by $0.04 Covered by $0.03 Missed by $0.09 Missed by $0.02 Missed by $0.02 Covered by $0.02 Missed by $0.10 Covered by $0.02 Missed by $0.01 Covered by $0.01 Missed by $0.04 Covered by $0.01 Missed by $0.03 Covered by $0.12 2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 4.1x 4.1x 4.0x 4.1x 4.1x 4.0x 4.0x 15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% Borrower Leverage through WHF Security Effective Yield $0.36 $0.40 $0.39 $0.27 $0.26 $0.38 $0.35 $0.38 $0.34 $0.37 $0.32 $0.34 $0.33 $0.37 $0.48 $0.46 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Core NII per share Dividends per share Covered by $0.10

Yield & Interest Rate Economic Analysis 12 (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (5) The base reference rate represents the weighted average base rate for the quarter applied on the JPM Revolving Credit Facility borrowings. 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2% 9.9% 11.4% 12.6% 13.2% 11.0% 10.7% 10.0% 9.5% 9.1% 9.4% 9.4% 9.1% 9.0% 8.8% 8.6% 8.8% 9.4% 10.8% 12.1% 12.6% 5.7% 5.7% 5.5% 5.2% 5.4% 6.2% 6.1% 5.7% 5.7% 5.7% 5.7% 5.7% 5.9% 6.8% 7.1% 7.1% 5.6% 5.4% 4.9% 4.7% 4.2% 3.7% 3.8% 3.8% 3.8% 3.6% 3.4% 3.5% 4.0% 4.6% 5.5% 6.1% 2.6% 2.3% 2.3% 1.7% 1.0% 0.3% 0.2% 0.2% 0.2% 0.1% 0.2% 0.3% 0.9% 2.1% 3.7% 4.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Effective Yield⁽¹⁾ Income Yield⁽²⁾ Net Investment Spread⁽³⁾ Weighted Average Cost of Debt⁽⁴⁾ Base reference rate⁽⁵⁾

Investment Performance Ratings 13 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 1 6.3% 2.3% 22.2% 15.4% 8.6% 12.3% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 61.1% 74.7% 66.2% 60.9% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 15.0% 8.9% 22.2% 25.0% 4 0.0% 0.0% 0.0% 0.6% 1.0% 3.0% 1.8% 5 1.8% 0.0% 1.3% 1.1% - - - 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Perfomance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

Net Asset Value Trends 14 *As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and shows the pro forma to the Company’s NAV per share after payment of regular distributions. Net Asset Value Per Share 15.43 15.55 15.56 14.81 14.78 15.00 15.30 15.16 15.04 13.33 13.63 13.98 15.35 15.23 15.23 15.10 14.30 14.20 $13.00 $13.50 $14.00 $14.50 $15.00 $15.50 $16.00 Net Asset Value if No Special Dividends Were Paid* Net Asset Value

NAV Per Share Bridge 15 Note: Numbers may not foot due to rounding. Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings

12/31/2022 Quarterly Change 03/31/2023 Outstanding Debt: Outstanding Debt: $445.1 ($17.1) $428.0 Driven by net paydowns and sales of portfolio investments NAV: NAV: $332.4 ($2.4) $330.0 Driven by net realized and unrealized losses Leverage Migration 16 Note: Numbers may not foot due to rounding. ($ in MM) Leverage Ratio: 1.30x Leverage Ratio: 1.34x Sales & Principal Payments 48.2 $ Acquisition of Investments $37.3 Borrowings 20.0 Debt Paydown 37.5 Net Investment Income 10.7 Dividend Payment, net of distributions reinvested 8.3 Balance Sheet Cash 4.0 Other Balance Sheet Changes 0.2 Total $83.1 Total $83.1 Sources Uses

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of March 31, 2023, WHF had $4.3MM of deferred debt issuance costs. (2) Gross leverage excluding cash. (3) Credit Facility bears interest at LIBOR plus 2.35% on outstanding USD denominated borrowings up to $285.0 and SOFR plus 2.50% on borrowings above $285.0. 3 Current Debt Outstanding (as of March 31, 2023) ($ in MM) Commitment Outstanding(1) Weighted Average Interest Rate Maturity Revolving Credit Facility(3) $335.0 (Accordion Feature up to $375) $238.0 L+2.350% payable quarterly 2025 6.000% 2023 Notes $30.0 $30.0 6.000% payable semi-annually; unsecured 2023 5.375% 2025 Notes $40.0 $40.0 5.375% payable semi-annually; unsecured 2025 5.375% 2026 Notes $10.0 $10.0 5.375% payable semi-annually; unsecured 2026 4.000% 2026 Notes $75.0 $75.0 4.000% payable semi-annually; unsecured 2026 5.625% 2027 Notes $10.0 $10.0 5.625% payable semi-annually; unsecured 2027 4.250% 2028 Notes $25.0 $25.0 4.250% payable semi-annually; unsecured 2028 Total Debt $525.0 $428.0 6.2% weighted average cost of debt Total Shareholders’ Equity/Net Assets $330.0 NA Funding Profile 17 Gross Debt to Equity(2) 1.0x-1.35x Target Leverage 0.79x 0.75x 0.97x 1.04x 0.86x 0.94x 1.25x 1.08x 1.14x 1.19x 1.38x 1.36x 1.23x 1.27x 1.34x 1.30x 0.00x 0.50x 1.00x Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Debt/ Equity

18 Appendix

Origination Footprint (as of March 31, 2023) Regional Direct Origination Footprint  Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions  Dedicated direct lending team of approximately 65 investment and origination professionals  Regional footprint with ~25 dedicated direct lending originators in 12 North American offices  Global platform of approximately 560 investment professionals across 18 offices in 9 countries and 3 continents  Additional 25 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market 19

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of March 31, 2023 STRS JV had $1.7MM of deferred debt issuance costs. (1) Credit Facility bears interest at LIBOR plus 2.35% on outstanding USD denominated borrowings up to $175.0 and SOFR plus 2.71% on borrowings above $175.0. 3 ($ in MM) Commitment Outstanding(1) Weighted Average Interest Rate Maturity Revolving Credit Facility(1) $262.5 ($75 Accordion Feature) $168.8 L+2.35% payable quarterly 2025 Subordinated Note $140.0 $121.7 L+6.50% payable quarterly N/A Total Debt $402.5 $290.5 8.7% weighted average cost of debt Equity $35.0 $30.4 N/A N/A STRS JV Key Terms and Funding Profile 20 Key Terms  WHF and STRS Ohio have committed to provide up to $175 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $60 million and WHF providing $115 million.  WHF and STRS Ohio share voting control 50%/50%.  Equity ownership of 65.71% WHF and 34.29% STRS  An affiliate of H.I.G. provides day-to-day administrative oversight Current Debt Outstanding (as of March 31, 2023) ($ in MM)

21 Note: As of March 31, 2023, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 6.1% 5.1% 4.8% 4.7% 4.7% 4.6% 4.6% 4.3% 4.3% 4.3% 52.5% Marlin DTC-LS Midco 2, LLC Meta Buyer LLC Source Code Holdings, LLC Geo Logic Systems Ltd. RCKC Acquisitions LLC Cennox, Inc. Drew Foam Companies Inc MEP-TS Midco, LLC LMG Holdings, Inc. Juniper Landscaping Holdings LLC Other 14.4% 8.7% 6.1% 5.5% 5.1% 4.8% 4.7% 4.8% 4.6% 4.3% 4.3% 3.9% 28.8% IT Consulting & Other Services Environmental & Facilities Services Broadline Retail Industrial Machinery & Supplies & Components Pharmaceuticals Construction & Engineering Technology Hardware, Storage & Peripherals Data Processing & Outsourced Services Building Products Application Software Electronic Equipment & Instruments Advertising Other

Origination Pipeline Funnel(1) 22 (1) Origination Pipeline figures reflect 2014 through March 31, 2023. Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance Over 60 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF 20+ person business development team seeks opportunities from H.I.G.’s proprietary database of over 21,000 contacts (telephonic salesforce)  With access to H.I.G. Capital’s extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market  Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits Typical Underwriting Process: 3-6 months Opportunities Reviewed Initial Due Diligence Term Sheets Delivered Transactions Closed Deals being sourced by over 500 Investment Professionals across H.I.G.’s platform Total % of Sourced 9,611 100.0% 2,202 22.9% 600 6.2% 222 2.3%

Board of Directors Investment Committee Corporate Officers Research Coverage Corporate Counsel John Bolduc Sami Mnaymneh Stuart Aronson Bryce Rowe Dechert LLP Chairman of the Board Founder and Co‐CEO of H.I.G. Capital Chief Executive Officer B. Riley FBR New York, NY Stuart Aronson Anthony Tamer Marco Collazos Erik Zwick Corporate Headquarters Director Founder and Co‐CEO of H.I.G. Capital Chief Compliance Officer Hovde Group 1450 Brickell Avenue 31st Floor Jay Carvell Stuart Aronson Joyson Thomas Melissa Wedel Miami, FL 33131 Director Chief Executive Officer and Director Chief Financial Officer J.P. Morgan Transfer Agent Kevin F. Burke Mark Bernier Mickey Schleien American Stock Transfer & Independent Director Managing Director of WhiteHorse Capital Ladenburg Thalmann & Co. Inc. Trust Company, LLC New York, NY Rick P. Frier John Bolduc Mitchel Penn Independent Director Chairman of the Board, Executive Managing Oppenheimer & Co. Investor Relations Contact Director of H.I.G. Capital 1450 Brickell Avenue Rick D. Puckett Robert Dodd 31st Floor Independent Director Javier Casillas Raymond James Attention: Investor Relations Managing Director of WhiteHorse Capital Miami, FL 33131 G. Stacy Smith (305) 381‐6999 Independent Director Pankaj Gupta Global Head of Originations and Managing Director of WhiteHorse Capital Independent Registered Public Accounting Firm David Indelicato Crowe LLP Managing Director of WhiteHorse Capital New York, NY Brian Schwartz Securities Listing Co‐President of H.I.G. Capital NASDAQ: WHF John Yeager Please visit our website at: Managing Director of WhiteHorse Capital www.whitehorsefinance.com 23 Corporate Data